UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 2, 2011

Huron Consulting Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

550 West Van Buren Street, Chicago, Illinois		60607
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(312) 583-8700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Huron Consulting Group Inc. (the “Company”) was held on May 2, 2011 and a total of 21,069,482 shares were present in person or by proxy. At the Annual Meeting, the Company’s shareholders acted upon the following matters: (i) the election of two Class I members of the Board of Directors to serve terms ending at the Company’s 2014 Annual Meeting; (ii) an advisory vote on the approval of the compensation of the Company’s named executive officers; (iii) an advisory vote on the frequency of future non-binding stockholder votes on the compensation of the Company’s named executive officers; and (iv) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011. The following is a summary of the voting results for each matter presented to shareholders:

Proposal No. 1 – Election of directors.

Name	Shares For	Shares Withheld	Broker Non Votes
H. Eugene Lockhart	18,067,850	836,583	2,165,049
George E. Massaro	18,127,976	776,457	2,165,049

The other members of the Company’s board of directors whose terms of office continued after the meeting were: DuBose Ausley, John S. Moody, James D. Edwards, John McCartney and James H. Roth.

Proposal No. 2 – An advisory vote on the approval of executive compensation.

Shares For	Shares Against	Shares Abstain	Broker Non Votes
17,355,646	1,540,220	8,567	2,165,049

Proposal No. 3 – An advisory vote on the frequency of advisory stockholder votes on executive compensation.

1 Year	2 Years	3 Years	Shares Abstain	Broker Non Votes
15,784,089	159,326	2,955,893	5,125	2,165,049

In light of the voting results, the Company has decided to include the advisory shareholder vote on executive compensation in its proxy materials on an annual basis until the next required advisory vote on the frequency of the shareholder vote on executive compensation.

Proposal No. 4 – To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011.

Shares For	Shares Against	Shares Abstain	Broker Non Votes
20,389,049	679,413	1,020	—

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.

May 6, 2011	By:	/s/ James K. Rojas

Name: James K. Rojas
Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer